Semiannual Report

June 30, 2000

Mid-Cap Equity Growth Fund

Invest With Confidence

T.Rowe Price (registered trademark)


Dear Investor

Stocks were extremely volatile in the first half of 2000, and most market indices declined despite a powerful rebound late in the period. The signal event was a 37% correction in the tech-heavy Nasdaq Composite in early spring that resulted in the near destruction of many small- and mid-capitalization Internet companies. After trailing large-caps for several years, mid-cap stocks were strong performers during the period, led by the technology and biotechnology sectors.


     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 6/30/00                       6 Months            12 Months
     ---------------------------------------------------------------------------

     Mid-Cap Equity Growth Fund                     6.28%               18.99%

     S&P MidCap Index                               8.97                16.98

     Russell Midcap Growth Index                   12.15                48.59

     Lipper Mid-Cap Core Fund Index                10.66                32.06

     The Mid-Cap Equity Growth Fund's 6.28% first-half return, while respectable in absolute terms, lagged its benchmarks for the period. Our gain of 18.99% in the 12 months ended June 30 exceeded the Standard & Poor's MidCap Index but trailed the Russell Midcap Growth Index and our Lipper category. Results in both periods were affected by our lower weighting in technology stocks compared with the benchmarks as well as our more valuation-sensitive approach. Since inception on July 31, 1996, the fund has gained 121.94% (for an average annual gain of 22.58%), compared with 130.55% for the S&P MidCap and 114.59% for the Lipper category.


MARKET ENVIRONMENT

     In the midst of an economic expansion that has shattered all records for duration, U.S. economic growth actually accelerated in the first quarter of 2000. The Federal Reserve, which had raised short-term rates three times last year, raised the ante three more times in the first half of 2000, capped by a half-point move on May 16. Finally, by late May, the economy began to show signs of responding to the Fed's strong medicine. Retail sales were sluggish, consumer confidence dipped slightly, and job creation and industrial demand slowed. Despite anecdotal evidence of wage inflation and a sharp increase in energy prices, the government's price measures continued to show only slight increases over 1999. The economy's robust growth has helped generate increasingly large federal government budget surpluses, a situation most would have thought impossible just a few years ago, and some are even predicting that the U.S. government could be debt-free in a decade. Fixed-income investors nearly panicked at the prospect of a looming "shortage" of 30-year Treasury bonds resulting from reduced federal borrowing and the initiation of a Treasury debt buyback.

     In the first quarter, the stock market, like the economy, proved amazingly resilient in the face of generally rising interest rates. Powerful momentum-and rabid speculation-carried over from late 1999. Valuations of the favored technology, Internet, biotech, and telecom stocks reached historically high levels by the time the Nasdaq Composite peaked above 5000 on March 10. However, market volatility was also extreme. During the first half, the S&P 500 experienced intraday price swings of 2% or more on 40% of all trading days, and the Nasdaq Composite fluctuated more than 2% intraday an incredible 84% of the time. The only comparable periods in market history were the 1930s and the 1970s-and stocks did not fare well overall in either decade. In our opinion, the high volatility indicates a lack of conviction on the part of investors.

     A sharp correction-some called it a bear market-took hold in March, as Internet and biotech stocks, in particular, crashed. Many technology stocks bounced back quickly in June as investors grew more optimistic that the Fed's rate hikes might be nearing an end. In fact, by mid-July, after the close of our reporting period, many biotech, telecom, networking, and semiconductor stocks had pushed back toward their highs. But most of the dot-coms, particularly those with the slimmest profit prospects, have not recovered. While many of the biggest winners of 1999 and early 2000 were companies with no earnings, investors have begun to demand profitability, though they are once again willing to pay very high price/earnings (P/E) ratios for stocks with rapid profit growth.

     Value-oriented shares, such as those of retailers and industrial companies, had a brief moment in the sun during the Nasdaq correction, but faded late in the period on fears of an economic slowdown. A more positive sign, however, is that market breadth improved in June as investors also began to embrace more reasonably priced, steady growth stocks. While large-cap stocks have generally dominated the market since 1994, small- and mid-cap shares have taken the lead in the past year. The S&P MidCap Index's robust 8.97% first-half gain was nearly three times that of the Russell 2000 Index of smaller companies, while the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite all fell in the period.


PORTFOLIO REVIEW

     Technology, telecom, and health care stocks once again dominated our top contributors list for the past 6- and 12-month periods. Both PMC-Sierra, a leader in chips that help speed network communications, and Analog Devices, which specializes in analog-to-digital processors that are also important for communications, were among our top three contributors for the two periods. Xilinx, a leader in programmable logic chips, made it into the top 10 twice.

     In health care, we benefited from powerful rallies in Waters Corp., Sepracor, Teva Pharmaceutical Industries, and AmeriSource Health over the past six months. Waters manufactures equipment, including mass spectrometers, necessary for drug research and development in the biotech industry. Investors concluded-correctly, in our view-that one way to profit from the surge of investment in genetic research, especially in the early stages, is to invest in companies providing "picks and shovels" for the prospectors engaged in the human genome gold rush. Sepracor, by contrast, has been mining the biotech field for years and has struck gold in the form of a strong pipeline of new products that have already begun producing accelerating revenues for the company. Teva, expanding beyond its roots as a leading generic-drug maker, is experiencing considerable success with the introduction of a powerful new multiple sclerosis drug, Copaxone. Fears of Internet disintermediation weighed heavily on many of the fund's holdings in late 1999 and early 2000, and none more than AmeriSource, the fourth-largest drug distributor in the U.S., which was seen to be particularly vulnerable. The company's stock more than doubled in the first half as investors concluded that its business would not be imminently affected by the Internet. To the best of our knowledge, pharmaceuticals still cannot be downloaded electronically!

     Exceptions to this tech and health care hegemony included Waddell & Reed Financial and BJ Services. Waddell & Reed, a 1998 spin-off from Torchmark, is a well-run investment manager that is beginning to gain recognition on Wall Street. BJ Services, which provides oil field equipment and services, benefited from rising energy prices and an increase in exploration activity.

     The list of our worst performers was dominated by consumer and business services stocks, such as CIBER, Royal Caribbean Cruises, Hertz, and Circuit City Stores. CIBER, an information technology firm, experienced problems transitioning its revenue base from packaged applications and Year 2000 assignments to Internet enablement, the segment now in greatest demand. We eliminated Royal Caribbean Cruises as industry capacity appears likely to outstrip demand in the intermediate term. Hertz, the world's largest car rental firm, continued to grow earnings, but investors sold the stock anyway, fearing an economic slowdown. We believe that Hertz's stock price discounts a much more negative scenario than is likely, and we have added to our position. Circuit City, a category killer well positioned to benefit from increased consumer spending on all manner of digital devices, experienced a sales slowdown in May, causing its stock to dive. Two software companies-Novell and Parametric Technology-disappointed investors with poor earnings. We eliminated both from the portfolio.

     We added marginally to our technology and health care holdings, and their sector weightings rose due to strong relative performance. Exposure to the consumer sector fell because of weak performance and sales of stocks such as Royal Caribbean.

     Sector Diversification
     ---------------------------------------------------------------------------

                                                12/31/99              6/30/00
     ---------------------------------------------------------------------------

     Financial                                        10%                  10%

     Health Care                                      13                   16

     Consumer                                         14                    9

     Technology                                       19                   22

     Business Services                                33                   29

     Energy                                            5                    6

     Industrial                                        4                    3

     Basic Materials                                  --                   --

     Reserves                                          2                    5
     ---------------------------------------------------------------------------

     Total                                           100%                 100%


INVESTMENT STRATEGY AND OUTLOOK

     We are in the midst of a remarkable period of technological change. Advances in many fields - semiconductors, biotechnology, genomics, telecommunications, and the Internet, to name just a few - are reported daily. The changes are so rapid that it is often unclear what is important or relevant, even to industry participants, until much later. The technology revolution has coincided with two other phenomena that have led to a combustible stock market environment. The first is a change in the structure of markets, which we have discussed at length in earlier letters. The dramatic reduction in trading commissions, driven by huge advances in processing and communications technology, has made the individual investor a greater force in the market. Even as individuals have greatly accelerated their trading activity, intermediaries such as brokers and dealers have reacted to lower commission structures by reducing the capital devoted to their own market-making activities. The net result is that stock price movements are exaggerated in both directions. Finally, it is worth noting that these changes in technology and market structure have coincided with the longest economic expansion ever, dulling our collective memories of the risks inherent in the market.

     Momentum investing is again ascendant. In spite of the spring correction, technology stocks dominated first-half performance in the mid-cap sector, contributing a significant amount of the indices' return. Virtually all of this came from stocks with very high valuations, or without any earnings at all. Many investors are buying stocks based on accelerating earnings per share, accelerating revenues, or even accelerating increases in stock prices. This can lead to very high valuations that are hard to justify by traditional measures. While bulls rationalize high stock prices by noting the boundless opportunities of many of these companies, the recent experience of many dot-com companies should be instructive. Price movements can suddenly reverse, and if fundamental problems develop, stocks can fall dramatically before they find strong valuation support.

     We have always prided ourselves on being able to achieve market-beating returns while taking below-average risk for a mid-cap growth fund. Risk reduction is achieved through individual security and sector diversification as well as a strong bias toward buying growth at reasonable valuations. Over the long run this has held us in good stead, but in the last few quarters, our valuation bias strongly hindered returns. One of our benchmarks, the Russell Midcap Growth Index, is composed of 52% technology stocks, and 26% of the index's stocks are Internet-related, according to Prudential Securities. We have not been able to keep pace with this index while maintaining our valuation discipline (even though our loss in the second quarter was only about half that of the index). We do not feel it is appropriate to concentrate more than half of our holdings in a particular sector like technology.

     Some of the many newly minted companies will become the blue chips of the next decade. We realize that fundamentals in the technology sector are terrific. But from a stock standpoint, many technology companies have been driven by price-momentum strategies, and valuations have become divorced from the fundamentals. Finding good companies at reasonable prices-which is our philosophy-has not been a market-beating strategy.

     New Economy wisdom holds that technology is not cyclical given the megatrends in global commerce. However, history tells us that in general, technology, as a capital good, is indeed cyclical. Furthermore, in fast-evolving areas where product cycles are short, the propensity for technology firms to remain growth companies over an extended period is lower than average. This would argue for lower-than-average P/Es, not higher, relative to underlying growth rates.

     In the last few months, a refreshing reality has returned to the high growth marketplace. In fact, it almost seems that investors' valuation methodology has come full circle. A year or so ago, in an attempt to rationalize bringing unprofitable dot-com companies with unproven business models public, investors moved from analyzing price-to-earnings ratios to gauging price-to-sales ratios. By the beginning of this year, as valuations continued to climb and underwriting standards fell further, investors collectively migrated from price-to-sales ratios to a true back-of-the-envelope construct, price-to-market opportunity. In this surreal environment, dreams seemed reality, and economic reason was ignored. But in the span of six short months, we have returned to analyzing earnings again. Eventually, we are confident, investors will rediscover that P can get too high compared with E.

     Although highly valued stocks have driven investment performance in the last year, a large part of the market remains untouched by the excitement. Valuations remain well above historical averages in sectors such as semiconductors, communications equipment, and biotechnology, but many other segments, such as business services and telecom services, appear reasonably priced. We have even added some new holdings in the Internet sector in the last few months. Mid-caps remain a segment of the market where, on balance, prices are reasonable compared with earnings, and valuations are especially attractive compared with large-caps. We believe that the Mid-Cap Equity Growth Fund remains an excellent vehicle for capitalizing on the exciting opportunities available in mid-cap stocks today.

     Respectfully submitted,

     Brian W.H. Berghuis
     President and Chairman of the Investment Advisory Committee

     John F. Wakeman
     Executive Vice President

     July 17, 2000


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                              6/30/00
  ---------------------------------------------------------------------------

  Waddell & Reed Financial                                        2.6%

  Western Wireless                                                2.0

  Analog Devices                                                  2.0

  Waters Corporation                                              1.7

  AmeriSource Health                                              1.7

  Devon Energy                                                    1.6

  Sepracor                                                        1.6

  Xilinx                                                          1.6

  VoiceStream Wireless                                            1.6

  Robert Half International                                       1.5

  Federated Investors                                             1.5

  MedImmune                                                       1.5

  Teva Pharmaceutical Industries                                  1.4

  NOVA Corporation                                                1.4

  Circuit City Stores                                             1.3

  Gilead Sciences                                                 1.3

  Shire Pharmaceuticals                                           1.3

  Concord EFS                                                     1.3

  Maxim Integrated Products                                       1.3

  Intuit                                                          1.2

  Republic Services                                               1.2

  BJ Services                                                     1.2

  PMC-Sierra                                                      1.2

  Family Dollar Stores                                            1.1

  Viad                                                            1.1

  ---------------------------------------------------------------------------

  Total                                                          37.2%

  Note: Table excludes reserves.


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The market index does not reflect expenses, which have been deducted from the fund's return.


Mid-Cap Equity Growth Fund
--------------------------------------------------------------------------------

As of 6/30/00

                   Mid-Cap        S&P             Lipper
                   Equity         MidCap          Mid-Cap
                   Growth         Index           Core Fund Index

  7/31/96          10.000         10.000          10.000
  6/97             12.291         13.228          12.630
  6/98             16.124         16.819          15.228
  6/99             18.652         19.709          16.249
  6/00             22.194         23.055          21.459


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Equity Growth Fund
Periods Ended 6/30/00

                                               Since        Inception
             1 Year         3 Years        Inception             Date
             ---------------------------------------------------------

             18.99%          21.77%           22.58%          7/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share
--------------------------------------------------------------------------------

6 Months Ended 6/30/00

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Waddell & Reed Financial                          25(cents)

PMC-Sierra                                        22

Analog Devices                                    22

Sepracor                                          20

Waters Corporation                                20

AmeriSource Health                                19

Robert Half International                         18

BJ Services                                       17

Xilinx                                            16

Teva Pharmaceutical Industries                    16
--------------------------------------------------------------------------------
Total                                            195(cents)


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

CIBER                                            -13(cents)

Novell **                                         13

Royal Caribbean Cruises **                        11

Hertz                                             10

Circuit City Stores                               10

Synopsys **                                        9

Parametric Technology **                           9

VoiceStream Wireless                               9

Rhythms NetConnections *                           9

Affiliated Computer Services                       9
--------------------------------------------------------------------------------

Total                                            -102(cents)


12 Months Ended 6/30/00

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

VoiceStream Wireless                              76(cents)

PMC-Sierra                                        44

Analog Devices                                    43

Western Wireless                                  35

Xilinx                                            29

MedImmune                                         28

BJ Services                                       28

Teva Pharmaceutical Industries                    25

Waddell & Reed Financial                          24

Sepracor                                          24
--------------------------------------------------------------------------------

Total                                            356(cents)

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Galileo International                            -19(cents)

Warnaco Group **                                  17

Shopko Stores                                     12

Affiliated Computer Services                      12

Circuit City Stores                               12

Republic Services                                 10

Ingram Micro **                                    9

Premier Parks                                      9

Royal Caribbean Cruises **                         9

Covance **                                         9
--------------------------------------------------------------------------------

Total                                            -118(cents)

 *  Position added
**  Position eliminated


Financial Highlights
Mid-Cap Equity Growth Fund
(Unaudited)

                           For a share outstanding throughout each period
                       ---------------------------------------------------------
                         6 Months       Year                          7/31/96
                            Ended      Ended                          Through
                          6/30/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE
Beginning of period      $  20.07   $  16.28   $  13.69   $  11.59   $  10.00

Investment activities
  Net investment income
  (loss)                    (0.02)     (0.02)     (0.04)     (0.01)*     0.02*
  Net realized and
  unrealized gain (loss)     1.28       4.08       2.94       2.14       1.59

  Total from
  investment activities      1.26       4.06       2.90       2.13       1.61

Distributions
  Net investment income      --         --         --         --        (0.02)
  Net realized gain          --        (0.27)     (0.31)     (0.03)      --

  Total distributions        --        (0.27)     (0.31)     (0.03)     (0.02)

NET ASSET VALUE
End of period            $  21.33   $  20.07   $  16.28   $  13.69   $  11.59
                         ----------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)              6.28%     25.10%     21.45%     18.39%*    16.10%*

Ratio of total
expenses to average
net assets                  0.66%!      0.70%      0.85%      0.85%*     0.85%*!

Ratio of net
investment income
(loss) to average
net assets                (0.20)%!     (0.13)%    (0.35)%    (0.12)%*   0.43%*!

Portfolio
turnover rate              63.9%!       55.4%      52.8%      41.0%      31.3%!

Net assets,
end of period
(in thousands)           $326,886   $265,724   $131,575   $ 57,974   $ 14,367

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        * Excludes expenses in excess of a 0.85% voluntary expense limitation in effect through 12/31/97.
        !  Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
Mid-Cap Equity Growth Fund
June 30, 2000 (Unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

COMMON STOCKS  95.5%


FINANCIAL  10.0%

Bank and Trust  0.4%

North Fork Bancorporation                                90,000   $    1,361
                                                                       1,361

Insurance  3.1%

ACE Limited                                             103,500        2,898

MGIC Investment                                          56,500        2,571

Protective Life                                          72,500        1,930

Radian Group                                             53,000        2,743

                                                                      10,142

Financial Services  6.5%

Capital One Financial                                    55,000        2,454

E*TRADE *                                               119,000        1,960

eSpeed (Class A) *                                        7,900          343

Federated Investors (Class B)                           138,500        4,856

Heller Financial                                        147,500        3,024

NextCard *                                               25,000          212

Waddell & Reed Financial (Class A)                      187,500        6,152

Waddell & Reed Financial (Class B)                       75,750        2,202

                                                                      21,203

Total Financial                                                       32,706


HEALTH CARE  16.3%

Pharmaceuticals  3.3%

ALZA *                                                    6,100          361

Shire Pharmaceuticals ADR *                              82,500        4,285

Teva Pharmaceutical Industries ADR                       83,000        4,604

Watson Pharmaceuticals *                                 29,500        1,585

                                                                      10,835

Biotechnology  7.3%

Abegenix *                                               11,200        1,342

Affymetrix *                                             11,200        1,849

Gilead Sciences *                                        60,500        4,305

IDEC Pharmaceuticals *                                   22,500        2,639

Incyte Genomics *                                        15,600        1,282

MedImmune *                                              65,100        4,815

QLT *                                                    30,000        2,330

Sepracor *                                               43,000        5,187

                                                                      23,749

Medical Instruments and Devices  3.1%

Millipore                                                22,000        1,658

Sybron International *                                  150,500   $    2,982

Waters Corporation *                                     44,000        5,492

                                                                      10,132

Health Care Services  2.6%

Lincare *                                               111,000        2,730

Omnicare                                                264,000        2,392

Wellpoint Health Networks *                              48,300        3,499

                                                                       8,621

Total Health Care                                                     53,337


CONSUMER  8.9%

Soft Goods Retailers  1.0%

TJX                                                     175,000        3,281

                                                                       3,281

Hard Goods Retailers  5.7%

BJ's Wholesale Club *                                   101,000        3,333

Borders Group *                                          70,500        1,097

Circuit City Stores                                     132,500        4,398

Consolidated Stores *                                   118,000        1,416

Family Dollar Stores                                    189,000        3,697

HomeGrocer.com *                                         78,000          472

O'Reilly Automotive *                                   115,000        1,585

Shopko Stores *                                          55,300          850

Whole Foods Market *                                     48,500        2,005

                                                                      18,853

Consumer Non-Durables  0.6%

Jones Apparel Group *                                    83,000        1,951

                                                                       1,951

Restaurants  0.9%

Outback Steakhouse *                                    100,000        2,925

                                                                       2,925

Entertainment  0.7%

Premier Parks *                                          97,500        2,218

                                                                       2,218

Total Consumer                                                        29,228


TECHNOLOGY  21.3%

Computer Software  6.0%

Electronic Arts *                                        32,500        2,371

Informatica *                                            24,600        2,014

Intuit *                                                 98,000        4,049

ISS Group *                                              20,400        2,014

Macromedia *                                             16,500        1,595

Mercury Interactive *                                    14,000        1,355

NetIQ *                                                  28,000        1,670

Peregrine Systems *                                      82,500        2,872

Vitria Technology *                                      27,900   $    1,706

                                                                      19,646

Semiconductors and Components  8.5%

Analog Devices *                                         86,000        6,536

CTS                                                       8,800          396

KLA-Tencor *                                             44,500        2,607

Lattice Semiconductor *                                  44,500        3,078

Maxim Integrated Products *                              62,000        4,210

Molex (Class A)                                          56,250        1,971

PMC-Sierra *                                             21,200        3,766

Xilinx *                                                 62,000        5,121

                                                                      27,685

Networking and Telecom Equipment  0.2%

Efficient Networks*                                       9,100          670

                                                                         670

E-Commerce  3.7%

CNET Networks *                                          55,000        1,349

Commerce One *                                           12,900          586

Digex *                                                  25,200        1,713

DoubleClick *                                            50,000        1,906

HomeStore.com *                                          61,000        1,788

Internet Capital Group *                                 55,000        2,032

Priceline.com *                                          44,000        1,669

USInternetworking *                                      61,000        1,245

                                                                      12,288

Computer Hardware/Peripherals  2.9%

Flextronics International *                              29,500        2,027

Jabil Circuit *                                          33,000        1,638

Sanmina *                                                35,000        2,991

SCI Systems *                                            72,600        2,845

                                                                       9,501

Total Technology                                                      69,790


BUSINESS SERVICES  28.8%

Telecom Services  8.1%

Allegiance Telecom *                                     17,000        1,088

AT&T Canada (Class B) *                                  47,000        1,557

Charter Communications (Class A) *                       87,000        1,433

Covad Communications Group *                             32,250          519

Crown Castle International *                             85,500        3,118

McLeod USA *                                             65,500        1,357

Pinnacle Holdings *                                      51,500        2,762

Rhythms NetConnections *                                 59,000   $      741

Rogers Communications *                                  74,000        2,109

VoiceStream Wireless *                                   44,000        5,118

Western Wireless *                                      121,500        6,618

                                                                      26,420

Computer Services  6.6%

Affiliated Computer Services

(Class A) *                                             101,700        3,362

BISYS Group *                                            14,000          865

Ceridian *                                              113,200        2,724

Concord EFS *                                           164,000        4,264

Fiserv *                                                 20,500          887

Galileo International                                   111,600        2,330

NOVA Corporation*                                       159,400        4,453

SunGard Data Systems *                                   82,500        2,558

                                                                      21,443

Distribution  3.3%

AmeriSource Health *                                    177,000        5,487

MSC *                                                    76,500        1,602

Tech Data *                                              82,500        3,591

                                                                      10,680

Media and Advertising  2.6%

Catalina Marketing *                                     33,500        3,417

Lamar Advertising *                                      28,700        1,244

TMP Worldwide *                                          26,000        1,918

Univision Communications *                               19,000        1,967

                                                                       8,546

Environmental  1.2%

Republic Services (Class A) *                           247,000        3,952

                                                                       3,952

Miscellaneous Business Services  5.8%

CIBER *                                                 130,400        1,728

eLoyalty *                                               27,500          349

Hertz                                                    74,500        2,090

Keane *                                                 116,500        2,519

Manpower                                                 99,500        3,184

Robert Half International *                             175,000        4,987

Viad                                                    135,000        3,679

Xpedior *                                                24,800          342

                                                                      18,878

Transportation  0.7%

C.H. Robinson Worldwide                                  24,900        1,232

Expeditors International of Washington                   23,500        1,111

                                                                       2,343

Engineering and Construction  0.5%

Martin Marietta Materials                                43,800   $    1,771

                                                                       1,771

Total Business Services                                               94,033


ENERGY  6.3%

Exploration and Production  3.2%

Devon Energy                                             94,500        5,309

Diamond Offshore Drilling                                54,000        1,897

Ocean Energy *                                          222,500        3,157

                                                                      10,363

Energy Services  3.1%

BJ Services *                                            61,500        3,844

Smith International *                                    39,500        2,876

Tidewater                                                95,000        3,420

                                                                      10,140

Total Energy                                                          20,503


INDUSTRIAL  3.4%

Automobiles and Related  0.5%

ITT Industries                                           50,000        1,519
                                                                       1,519

Machinery  2.9%

Danaher                                                  47,000        2,323

Pentair                                                  95,500        3,390

Teleflex                                                 59,000        2,187

United Rentals *                                        100,500        1,721

                                                                       9,621

Total Industrial                                                      11,140


BASIC MATERIALS  0.3%

Mining  0.3%

Allegheny Technologies                                   53,500          963

Total Basic Materials                                                    963

Miscellaneous Common Stocks 0.2%                                         506

Total Common Stocks (Cost $246,091)                                  312,206


SHORT-TERM INVESTMENTS  2.4%

Money Market Funds  2.4%

Government Reserve Investment
  Fund, 6.27%                                         7,669,528   $    7,670

Total Short-Term Investments (Cost $7,670)                             7,670

Total Investments in Securities

97.9% of Net Assets (Cost $253,760)                               $  319,876

Other Assets Less Liabilities                                          7,010

NET ASSETS                                                        $  326,886
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (296)

Accumulated net realized gain/loss -
net of distributions                                                  22,747

Net unrealized gain (loss)                                            66,116

Paid-in-capital applicable to 15,326,846
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                               238,319

NET ASSETS                                                        $  326,886
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    21.33
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

Investment Income (Loss)
Income
  Dividend                                                         $     455
  Interest                                                               226

  Total income                                                           681

Expenses
  Investment management                                                  893
  Custody and accounting                                                  62
  Legal and audit                                                          7
  Shareholder servicing                                                    5
  Registration                                                             4
  Directors                                                                4
  Prospectus and shareholder reports                                       2
  Miscellaneous                                                            2

  Total expenses                                                         979
  Expenses paid indirectly                                                (2)

  Net expenses                                                           977

Net investment income (loss)                                            (296)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                17,183
Change in net unrealized gain or loss                                    398

Net realized and unrealized gain (loss)                               17,581

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $   17,285
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $     (296)  $     (257)
  Net realized gain (loss)                               17,183        9,423
  Change in net unrealized
  gain or loss                                              398       42,471

  Increase (decrease) in net
  assets from operations                                 17,285       51,637

Distributions to shareholders
  Net realized gain                                        --         (3,557)

Capital share transactions *
  Shares sold                                            58,846      106,463
  Distributions reinvested                                 --          3,226
  Shares redeemed                                       (14,969)     (23,620)

  Increase (decrease) in net
  assets from capital
  share transactions                                     43,877       86,069

Net Assets

Increase (decrease) during period                        61,162      134,149
Beginning of period                                     265,724      131,575

End of period                                        $  326,886   $  265,724
                                                     -----------------------

*Share information
  Shares sold                                             2,826        6,333
  Distributions reinvested                                 --            176
  Shares redeemed                                          (736)      (1,355)

  Increase (decrease) in
  shares outstanding                                      2,090        5,154

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Mid-Cap Equity Growth Fund
June 30, 2000 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on July 31, 1996. The fund seeks long-term capital appreciation by investing in the common stocks of mid-cap companies whose earnings are expected to grow at a faster-than-average rate.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $128,096,000 and $93,165,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $253,760,000. Net unrealized gain aggregated $66,116,000 at period-end, of which $89,135,000 related to appreciated investments and $23,019,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $161,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.60% of average daily net assets.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $37,000 for the six months ended June 30, 2000, of which $7,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $226,000 and are reflected as interest income in the accompanying Statement of Operations.